UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

KINGSWAY FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2018, Kingsway Financial Services Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 7.01	REGULATION FD DISCLOSURE

As previously announced, the Company will host an Investor Day on February 20, 2018. A copy of the Investor Day presentation is furnished as Exhibit 99.2 to this report.

The information in this Form 8-K provided under these Items 2.02, 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2017 Results”
99.2	Kingsway Financial Services Inc. Investor Day Presentation February 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

February 20, 2018	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2017 Results”
99.2	Kingsway Financial Services Inc. Investor Day Presentation February 20, 2018